Exhibit 32.2

ORGENESIS INC.

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Victor Miller, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	The Quarterly Report on Form 10-Q/A of Orgenesis Inc. for the quarter ended March 31, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	Information contained in the Quarterly Report on Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of Orgenesis Inc.

By:

/s/ Victor Miller
Victor Miller
Chief Financial Officer, Treasurer and Secretary
(Principal Financial Officer and Principal Accounting Officer)
Date:	April 15, 2024